                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934



                                  April 3, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                      CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      California                     0-10503                    94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                (IRS Employer
                                     File No.)              Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX                  75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ----------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS


On March 3, 1998, Continental Mortgage and Equity Trust (the "Trust") purchased 1010 Common Street, a 494,579 square foot office building in New Orleans, Louisiana, for $14.5 million (4.8% of the Trust's assets at December 31, 1997). The seller of the property was BHNO Partners, Ltd., an unrelated party. The property was constructed in 1970 and was 12% occupied at the date of acquisition. The Trust paid $6.3 million in cash and obtained new mortgage financing of $8.2 million. The lender has committed to fund an additional $3.8 million for tenant improvements. The mortgage bears interest at 9.7% per annum, requires monthly payments of interest only and matures in March 2001.

On March 5, 1998, the Trust purchased 225 Baronne Street, a 416,834 square foot office building also in New Orleans, Louisiana, for $11.2 million (3.7% of the Trust's assets at December 31, 1997). The seller of the property was 225 Baronne Street, Inc., an unrelated party. The property was constructed in 1960 and was 53% occupied at the date of acquisition. The Trust paid $3.8 million in cash and obtained new mortgage financing of $7.4 million. The lender has committed to fund an additional $1.6 million for tenant improvements. The mortgage bears interest at 9.7% per annum, requires monthly payments of interest only and matures in March 2001.

On April 3, 1998, the Trust purchased Fontenelle Hills, a 338 unit apartment complex in Bellevue, Nebraska, for $12.8 million (4.3% of the Trust's assets at December 31, 1997). The seller of the property was Fontenelle Hills Associates, an unrelated party. The property was constructed in 1970 and was 95% occupied at the date of acquisition. The Trust paid $2.0 million in cash and obtained new mortgage financing of $10.8 million. The mortgage bears interest at 7.16% per annum, requires monthly payments of principal and interest of $73,017 and matures in April 2008.

These purchases of income producing properties, when combined, exceed 10% of the Trust's assets at December 31, 1997.

In addition to the income producing properties described above, on January 23, 1998, the Trust purchased the McKinney 36 land in Collin County, Texas for $2.1 million in cash, from an unrelated party. The property consists of 36 acres of undeveloped land.

In assessing each purchase of income producing property described above, the following were among the factors considered by the Trust's management, geographic location of the property, performance of the property, new or renovated properties in the vicinity of the property and the maintenance and appearance of the property. Additional factors considered with respect to commercial properties were the ease of access to the property, the adequacy of related facilities, such as parking, and the property's sensitivity to market conditions in establishing rental rates. With respect to apartment complexes the design and mix of units and the ability to provide a community atmosphere for the tenants was also considered.




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

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS


(a)       Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1997 and the three months ended March 31, 1998. A pro forma balance sheet as of March 31, 1998 is also presented.

A summary of the pro forma transactions follows:

In January 1998, the Trust purchased the McKinney 36 land, 36.4 acres of undeveloped land in Collin County, Texas, for $2.1 million in cash.

In March 1998, the Trust purchased 1010 Common Street Office Building in New Orleans, Louisiana, for $14.5 million. The Trust paid $6.3 million in cash and obtained new mortgage financing of $8.2 million.

Also in March 1998, the Trust purchased 225 Baronne Street Office Building also in New Orleans, Louisiana, for $11.2 million. The Trust paid $3.8 million in cash and obtained new mortgage financing of $7.4 million.

In April 1998, the Trust purchased Fontenelle Hills Apartments in Bellevue, Nebraska, for $12.8 million. The Trust paid $2.0 million in cash and obtained new mortgage financing of $10.8 million.

In addition to the purchases described above, through March 31, 1998 the Trust sold one apartment complex and one industrial building. In connection with the sales, the Trust received net proceeds totaling $3.5 million, after the payoff of $10.1 million in existing mortgage debt and the payment of various closing costs associated with the sales. The Trust recognized gains totaling $5.6 million on the sales.

The Pro Forma Combined Statements of Operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented. The Trust's management is not aware of any material factors relating to the purchased properties that would cause the reported financial information not to be necessarily indicative of future operating results, except for the 1010 Common Street and 225 Baronne Street Office Buildings where the Trust's management expects that it will, over time, be able to increase each building's occupancy and operating performance from that at their respective dates of acquisition.




                     [THIS SPACE INTENTIONALLY LEFT BLANK.]


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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                                    PRO FORMA
                             COMBINED BALANCE SHEET
                                 MARCH 31, 1998

                                                                  Fontenelle
                                                                    Hills          Pro Forma
                                                    Actual       Apartments(1)     Combined
                                                  ----------     -------------    ----------
                                                   (dollars in thousands)
           Assets
Notes and interest receivable
   Performing ...............................     $    2,836      $       --      $    2,836
   Nonperforming, nonaccruing ...............          2,257              --           2,257
                                                  ----------      ----------      ----------
                                                       5,093              --           5,093

Less - allowance for estimated losses .......         (1,481)             --          (1,481)
                                                  ----------      ----------      ----------
                                                       3,612              --           3,612

Foreclosed real estate held for sale,
   net of accumulated depreciation ..........          5,670              --           5,670

Real estate held for investment, net
   of accumulated depreciation ..............        275,823          13,203         289,026

Investments in marketable equity
   securities of affiliates, at market ......         13,631              --          13,631
Cash and cash equivalents ...................          7,184          (2,403)          4,781
Other assets ................................         15,323              --          15,323
                                                  ----------      ----------      ----------
                                                  $  321,243      $   10,800      $  332,043
                                                  ==========      ==========      ==========

Liabilities and Shareholders' Equity

Liabilities
Notes and interest payable ..................     $  221,527      $   10,800      $  232,327
Other liabilities ...........................          8,338              --           8,338
                                                  ----------      ----------      ----------
                                                     229,865          10,800         240,665

Commitments and contingencies

Shareholders' equity
Shares of Beneficial
   Interest, no par value; authorized
   shares, unlimited; issued and
   outstanding 4,006,441 shares .............          8,024              --           8,024
Paid-in capital .............................        256,891              --         256,891
Accumulated distributions in excess of
   accumulated earnings .....................       (185,863)             --        (185,863)
Net unrealizable gains on marketable
   equity securities ........................         12,326              --          12,326
                                                  ----------      ----------      ----------
                                                      91,378              --          91,378
                                                  ----------      ----------      ----------

                                                  $  321,243      $   10,800      $  332,043
                                                  ==========      ==========      ==========

----------------

(1) The balance sheet effect of all other 1998 property purchases and dispositions are included in the March 31, 1998 actual balances presented.




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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998

                                             1010         225     Fontenelle  McKinney
                                            Common      Baronne      Hills       36         Property     Pro Forma    Pro Forma
                               Actual       Street      Street    Apartments    Land      Dispositions  Adjustments   Combined
                             ----------   ----------  ----------  ----------  ----------  ------------  -----------  ----------
                                                            (dollars in thousands, except per share)
Income
   Rents ..................  $   14,810   $      184  $      345  $      600  $       --   $     (187)  $       --   $   15,752
   Interest ...............         231           --          --          --          --           --           --          231
                             ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------
                                 15,041          184         345         600          --         (187)          --       15,983

Expenses
   Property operations ....       8,477          182         210         266           5         (244)          --        8,896
   Interest ...............       5,084           --          --          --          --         (126)         446        5,404
   Depreciation ...........       2,085           --          --          --          --          (16)         181        2,250
   Advisory and net
      income fees to
      affiliate ...........         855           --          --          --          --           --           --          855
   General and
      administrative ......         604           --          --          --          --           --           --          604
                             ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------
                                 17,105          182         210         266           5         (386)         627       18,009

Income (loss) from
   operations .............      (2,064)           2         135         334          (5)         199         (627)      (2,026)

Equity in income of
   partnerships ...........          35           --          --          --          --           --           --           35
Gain on sale of real
   estate .................       5,616           --          --          --          --           --           --        5,616
                             ----------   ----------  ----------  ----------  ----------   ----------   ----------   ----------

Net income (loss) .........  $    3,587   $        2  $      135  $      334  $       (5)  $      199   $     (627)  $    3,625
                             ==========   ==========  ==========  ==========  ==========   ==========   ==========   ==========


Earnings per share
   Net income .............  $      .89                                                                              $      .90
                             ==========                                                                              ==========


Shares of beneficial
   interest outstanding ...   4,013,236                                                                               4,013,236
                             ==========                                                                              ==========


The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.



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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998


1. The Pro Forma Combined Statement of Operations assumes that each property was purchased or sold by the Trust on January 1, 1998. Pro forma amounts for purchased properties are from January 1 through the respective dates of purchase only. Results subsequent to the respective dates of purchase are included in the "Actual" column.

2. A statement of operations for the month of January 1998 was available for 1010 Common Street and a statement of operations for the two months ended February 28, 1998 was available for 225 Baronne Street which are the basis for operating results for the period January 1 to the date of purchase.

3. No interim financial statements were available for Fontenelle Hills Apartments. Therefore, the previous years' actual amounts were used to estimate the interim period January 1 to the date of purchase.

4. The pro forma interest adjustment is based on the mortgages obtained for each property at its respective date of purchase. The pro forma depreciation adjustment is based on each property's purchase price depreciated under the Trust's established depreciation policies.

     Interest:

                   1010 Common                 $   133
                   225 Baronne                     120
                   Fontenelle Hills                193
                                               -------

                       Total                   $   446
                                               =======

     Depreciation:

                   1010 Common                 $    63
                   225 Baronne                      44
                   Fontenelle Hills                 74
                                               -------

                       Total                   $   181
                                               =======

 5. Interim operating results for sold properties are their actual operating results from January 1 to their respective dates of sale.




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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

                                             1010          225    Fontenelle   McKinney
                                            Common       Baronne     Hills        36        Property      Pro Forma    Pro Forma
                               Actual       Street       Street    Apartments    Land      Dispositions  Adjustments   Combined
                             ----------   ----------   ----------  ----------  ----------  ------------  -----------  ----------
                                                           (dollars in thousands, except per share)
Income
 Rents ....................  $   55,180   $    1,119   $    1,681  $    2,401  $       --   $   (2,697)  $       --   $   57,684
 Interest .................       1,295           --           --          --          --           --           --        1,295
                             ----------   ----------   ----------  ----------  ----------   ----------   ----------   ----------
                                 56,475        1,119        1,681       2,401          --       (2,697)          --       58,979

Expenses
 Property operations ......      32,041        1,426        1,424       1,065          26       (1,625)          --       34,357
 Interest .................      17,142           --           --          --          --         (988)       2,286       18,440
 Depreciation .............       6,236           --           --          --          --         (244)         933        6,925
 Advisory fee to
        affiliate .........       1,496           --           --          --          --           --           --        1,496
 Incentive and net
        income fees .......       1,005           --           --          --          --           --           --        1,005
 General and
        administrative ....       2,727           --           --          --          --           --           --        2,727
                             ----------   ----------   ----------  ----------  ----------   ----------   ----------   ----------
                                 60,647        1,426        1,424       1,065          26       (2,857)       3,219       64,950
                             ----------   ----------   ----------  ----------  ----------   ----------   ----------   ----------

Income (loss) from
 operations ...............      (4,172)        (307)         257       1,336         (26)         160       (3,219)      (5,971)

Equity in income of
 partnerships .............          99           --           --          --          --           --           --           99
Gain on sale of real
 estate ...................       8,249           --           --          --          --        5,616           --       13,865
                             ----------   ----------   ----------  ----------  ----------   ----------   ----------   ----------

Net income (loss) .........  $    4,176   $     (307)  $      257  $    1,336  $      (26)  $    5,776   $   (3,219)  $    7,993
                             ==========   ==========   ==========  ==========  ==========   ==========   ==========   ==========


Earnings per share
   Net income .............  $     1.04                                                                               $     1.99
                             ==========                                                                               ==========


Shares of beneficial
   interest outstanding ...   4,025,794                                                                                4,025,794
                             ==========                                                                               ==========

The accompanying footnotes are an integral part of this Pro Forma Combined Financial Statement of Operations.



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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


1. The Pro Forma Combined Statement of Operations assumes that each property was purchased or sold by the Trust on January 1, 1997.

2. Audited statements of operations for the year ended December 31, 1997 were obtained for 1010 Common Street, 225 Baronne Street and Fontenelle Hills. For McKinney land estimates of operations were used.

3. The pro forma interest adjustment is based on the mortgages obtained for each property at its respective date of purchase. The pro forma depreciation adjustment is based on each property's purchase price depreciated under the Trust's established depreciation policies.

                 Interest:

                      1010 Common                         $             795
                      225 Baronne                                       718
                      Fontenelle Hills                                  773
                                                          -----------------

                        Total                             $           2,286
                                                          =================

                 Depreciation:

                      1010 Common                         $             375
                      225 Baronne                                       261
                      Fontenelle Hills                                  297
                                                          -----------------

                        Total                             $             933
                                                          =================

4. Operating results for sold properties are their actual operating results for 1997.




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

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS (Continued)


(b)     Financial statements of properties acquired:

Exhibit
Number                                   Description
--------         ---------------------------------------------------------------
 99.0            1010 Common Street Audited Statement of Revenues and Direct
                 Operating Expenses for the year ended December 31, 1997, filed herewith.

 99.1            225 Baronne Street Audited Statement of Revenues and Direct
                 Operating Expenses for the year ended December 31, 1997, filed herewith.

 99.2            Fontenelle Hills Apartments Audited Statement of Revenues and
                 Direct Operating Expenses for the year ended December 31, 1997, filed herewith.

 99.3 1010 Common Street Budget Comparison Report for the one month ended January 31, 1998, filed herewith.

 99.4            225 Baronne Street Income Statement for the two months ended
                 February 28, 1998, filed herewith.


                    ----------------------------------------




                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     CONTINENTAL MORTGAGE AND EQUITY TRUST



Date:   June 25, 1998                By: /s/ Thomas A. Holland
     ------------------                 --------------------------------------
                                        Thomas A. Holland
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)



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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                               Dated March 3, 1998

Exhibit                                                                       Page
Number                                Description                            Number
-------              ------------------------------------------------        ------
 99.0                1010 Common Audited Statement of                          11
                     Revenues and Direct Operating Expenses for
                     the year ended December 31, 1997.

 99.1                225 Baronne Audited Statement of Revenues                 15
                     and Direct Operating Expenses for the year
                     ended December 31, 1997.

 99.2                Fontenelle Hills Apartments Audited                       19
                     Statement of Revenues and Direct Operating
                     Expenses for the year ended December 31, 1997.

 99.3                1010 Common Street Budget Comparison Report               23
                     for the one month ended January 31, 1998.

 99.4                225 Baronne Street Income Statement for the               27
                     two months ended February 28, 1998.




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